Exhibit 99.1

FIRST ADDENDUM TO
APPENDIX A OF
THIRD AMENDED AND RESTATED SERVICE AGREEMENT, AS AMENDED

This First Addendum to Appendix A of that certain Third Amended and Restated Service Agreement, as Amended (the "Addendum") is entered into as of this 28th day of April, 2020, by and between Comenity Servicing LLC (“Servicer”), a Texas limited liability company with its principal place of business at 3075 Loyalty Circle, Columbus, OH 43219 and Comenity Bank (“Bank”), a Delaware state bank with its principal place of business at One Righter Parkway, Suite 100, Wilmington, DE 19803.

RECITALS

WHEREAS, Bank and Servicer entered into that certain Third Amended and Restated Service Agreement as of April 23, 2019, as amended on February 20, 2020 (the “Agreement”), to outsource certain data processing activities and certain other administrative and servicing functions; and

WHEREAS, Bank and Servicer desire to modify certain Performance Standards set forth in Appendix A to the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Bank and Servicer agree as follows:

1.  Performance Standards. Bank and Servicer agree to amend the Performance Standards set forth in Appendix A to the Agreement, such that certain Performance Standards are hereby amended, added, or deleted in as set forth in further detail in Exhibit A hereto.

2.  Effective Date:  The amendments, additions, and deletions to the Performance Standards, as set forth in Exhibit A hereto, shall be effective as of the first day of the month following the month in which this Addendum is executed.

3.  Miscellaneous.  Capitalized terms not otherwise defined in this Addendum shall have the meanings assigned to them in the Agreement.  Other than as set forth above and in Exhibit A hereto, the parties agree that the Agreement, as amended by this Addendum, shall continue in full force and effect. The parties may execute this Addendum in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

First Addendum to Appendix A of Third Amended
and Restated Service Agreement, as Amended
Comenity Bank/Comenity Servicing LLC

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their authorized officers effective as of the date first written above.

Comenity Servicing LLC

By:  /s/ Julie Fire
Name:  Julie Fire
Title: Vice President, Delivery

Comenity Bank

By:  /s/ John Marion
Name:  John Marion
Title: President

First Addendum to Appendix A of Third Amended
and Restated Service Agreement, as Amended
Comenity Bank/Comenity Servicing LLC

EXHIBIT A

1.	Amendments and Additions. Set forth below are additional Performance Standards or revisions to existing Performance Standards, all of which shall be incorporated into Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Amended/ Added
Business Continuity and Disaster Recovery Services • Assist management in planning for a shut down or disruption in business.	Establish and approve 95% of Business Continuity and Disaster Recovery within 12 months of the last approval consistent with BCDR standards and report quarterly results.	Q	Amended

First Addendum to Appendix A of Third Amended
and Restated Service Agreement, as Amended
Comenity Bank/Comenity Servicing LLC

Service	Performance Standard	Measuring Period	Amended/ Added
• Respond to emergencies and safeguard the interests of key stakeholders, reputation, brand and value-creating activities.
• Oversee each area that is responsible for planning, developing, updating and testing the procedures that will provide the organization the ability to respond and recover during an unplanned event.
• Provide business continuity and disaster recovery services as follows:

Provide alternate site for Bank headquarters personnel in the event that the Bank’s location is rendered inaccessible or inoperable, until the Bank’s facility has been restored or other permanent location is secured.

Provide workstations for the duration of need, including access to all systems, availability, hardware, Bank data, and telephones with unlimited call access within the United States.

Upon arrival at the Servicer’s facility, Bank personnel will be issued such building access devices (electronic cards, keys, etc.) as needed to facilitate access to the building.

Provide security policies and procedures then in effect for this the facility.

Provide data security, data recovery, data backup, secured connectivity, and confidentiality functions.

Provide access to copy machines, fax machines and customary office supplies needed.

	Conduct 95% of Business Continuity and Disaster Recovery plan testing consistent with BCDR standards and report quarterly results.	Q	Amended

First Addendum to Appendix A of Third Amended
and Restated Service Agreement, as Amended
Comenity Bank/Comenity Servicing LLC

Service	Performance Standard	Measuring Period	Amended/ Added
Complaints Management
• Identify, capture, respond to and document complaints in system of record in accordance with definitions and requirements of the Bank policies and procedures.
• Support day-to-day functions of the Complaints Management function for Tier 2 in the areas of investigation, response, and risk identification to ensure all regulatory requirements are met.
• Initiate quality assurance monitoring of complaints for Tier 1 & 2 activities and provide feedback through monitoring forms and direct communication and to ensure remediation verification.
• Complete Intake complaints management functions not completed by automation. Prepare Complaints Management reporting on all Tiers of complaint data. Complete qualitative review of complaints through data mining to determine root causes driving complaints and assist in solutioning for reduction in complaints.
• Other complaint management services, as requested.

	Servicer to provide complaint reporting, focused on key business and/or focus areas, on at least a monthly basis to both FLOD and SLOD stakeholders	M	Amended
Contract Commitment Oversight Holistic measurement of reputational risk, financial impact and high value brand performance of Banks Brand Partners.	Brand SLA achievement not less than 95% achievement in a given month.	M	Amended
Information Technology Services/Outsourcing
• Provide Information Technology platform and services, including outsourcing of Information Technology platform and services.
• Provide network and telecommunications access.

	Complete 98% of critical batches within 24 hours of required completion time	M	Amended

First Addendum to Appendix A of Third Amended
and Restated Service Agreement, as Amended
Comenity Bank/Comenity Servicing LLC

2.	Deletions. Set forth below are Performance Standards which shall be deleted from Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Amended/ Added
Business Continuity and Disaster Recovery Services
• Assist management in planning for a shut down or disruption in business.
• Respond to emergencies and safeguard the interests of key stakeholders, reputation, brand and value-creating activities.
• Oversee each area that is responsible for planning, developing, updating and testing the procedures that will provide the organization the ability to respond and recover during an unplanned event.
• Provide business continuity and disaster recovery services as follows:

Provide alternate site for Bank headquarters personnel in the event that the Bank’s location is rendered inaccessible or inoperable, until the Bank’s facility has been restored or other permanent location is secured.

Provide workstations for the duration of need, including access to all systems, availability, hardware, Bank data, and telephones with unlimited call access within the United States.

Upon arrival at the Servicer’s facility, Bank personnel will be issued such Provide building access devices (electronic cards, keys, etc.) as needed to facilitate access to the building. Provide security policies and procedures then in effect for this the facility.

Provide data security, data recovery, data backup, secured connectivity, and confidentiality functions.

Provide access to copy machines, fax machines and customary office supplies needed.

	Report quarterly Disaster Recovery Planning and testing results.	Q	Deleted

First Addendum to Appendix A of Third Amended
and Restated Service Agreement, as Amended
Comenity Bank/Comenity Servicing LLC